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Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arbutus Resources, Inc. (the "Company") on Form 10-KSB for the year ending January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karen Law, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.
IN WITNESS WHEREOF, the undersigned has executed this certification as of the 26th day of April, 2007.

/s/  Karen Law
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Chief Financial Officer